ST. DENIS J. VILLERE & COMPANY

                              Villere Balanced Fund



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                                   Prospectus

                                  June 7, 2002


                              VILLERE BALANCED FUND
                  a series of Professionally Managed Portfolios


The Villere Balanced Fund seeks long term capital growth consistent with preservation of capital and balanced by current income. The Fund will pursue this objective by investing in a combination of equity securities and high quality fixed income obligations. The Fund's investment adviser is St. Denis J. Villere & Co.



                   The date of this Prospectus is June 7, 2002


                                TABLE OF CONTENTS

SUMMARY OF INVESTMENT GOAL, STRATEGIES AND RISKS..............................4
PERFORMANCE INFORMATION.......................................................5
FEES AND EXPENSES OF THE FUND.................................................7
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES......................8
PRINCIPAL RISKS OF INVESTING IN THE FUND......................................9
INVESTMENT ADVISER............................................................9
SHAREHOLDER INFORMATION.......................................................10
PRICING OF FUND SHARES........................................................14
DIVIDENDS AND DISTRIBUTIONS...................................................14
TAX CONSEQUENCES..............................................................14
FINANCIAL HIGHLIGHTS..........................................................16
PRIVACY NOTICE.................................................Inside Back Cover


                SUMMARY OF INVESTMENT GOAL, STRATEGIES AND RISKS

What is the Fund's investment goal?

The Villere Balanced Fund seeks long term capital growth consistent with preservation of capital and balanced by current income.

The Fund pursues its investment goal by investing in a combination of common stocks of domestic companies with a minimum market capitalization of $150 million and high quality fixed income obligations (U.S. Government and corporate bonds, notes and bills). The Fund invests 60% to 70% of its assets in equity securities selected primarily for their growth potential and 30% to 40% of its assets in equity and fixed income securities selected primarily for their income potential.

What are the Fund's primary investment strategies?

In selecting investments, the Fund's investment adviser, St. Denis J. Villere & Co. ("Adviser"), places a greater emphasis on the income component of the Fund's portfolio than might be the case for a traditional equity fund. Under normal market conditions, the Fund will invest at least 25% of its assets in fixed income securities. Fixed income securities will primarily be investment grade, with maturities generally ranging from three to ten years, with an average maturity of approximately seven years.

What are the principal risks of investing in the Fund?

As with all mutual funds, there is the risk that you could lose money on your investment in the Fund. For example, the following risks could affect the value of your investment:

o Market Risk - Either the stock market as a whole, or the value of an individual company, goes down resulting in a decrease in the value of the Fund.

o Interest Rate Risk - Interest rates go up resulting in a decrease in the value of the fixed income securities held by the Fund. Fixed income securities with longer maturities generally entail greater risk than those with shorter maturities.

o Credit Risk - Issuers of fixed income securities held by the Fund may be unable to make principal and interest payment when due.

Who may want to invest in the Fund?

The Fund may be appropriate for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. The Fund may NOT be appropriate for investors who need regular income or stability of principal or are pursuing a short-term goal.


                             PERFORMANCE INFORMATION

The following performance information indicates some of the risks of investing in the Fund. The bar chart shows how the Fund's total return has varied from year to year. The table shows the Fund's average return over time compared with a blended index as well as broad-based market indices. This past performance will not necessarily continue in the future. The Fund's past performance, before and after taxes, does not indicate how it will perform in the future.

                           CALENDAR YEAR TOTAL RETURN*

2000:   6.82%
2001:  -0.67%


*    The Fund's year-to-date return as of 3/31/02 was -1.85%.

During the period shown in the bar chart, the Fund's highest quarterly return was 11.01% for the quarter ended December 31, 2001, and the lowest quarterly return was -12.41% for the quarter ended September 30, 2001.

                          AVERAGE ANNUAL TOTAL RETURNS
                             AS OF DECEMBER 31, 2001

                                                              Since Inception
                                               One Year          (9/30/99)
Villere Balanced Fund
     Return Before Taxes                        -0.67%             12.86%
     Return After Taxes on Distributions(1)     -0.99%             10.94%
     Return After Taxes on Distributions
         and Sale of Fund Shares(1), (2)        -0.41%              9.43%
S&P 500 Index (65%)/Lehman Corporate
     Bond Index (35%)(3)                        -3.91%              0.84%
S&P 500 Index(4)                               -11.87%             -3.62%
Lehman Corporate Bond Index(5)                  10.28%              8.53%
----------------

(1) After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
(2) The "Return After Taxes on Distributions and Sale of Fund Shares" is higher than the other return figures because when a capital loss occurs upon redemption of Fund shares, a tax deduction is provided that benefits the investor.
(3) These figures represent a blend of the performance of the S&P 500 Index (65%) and the Lehman Corporate Bond Index (35%).

(4) The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. The S&P 500 Index is unmanaged and returns include reinvested dividends. It reflects no deduction for fees, expenses, or taxes.

(5) The Lehman Corporate Bond Index includes all publicly issued, fixed rate, non-convertible, investment-grade, domestic corporate debt and returns include reinvested dividends. It reflects no deduction for fees, expenses, or taxes.


                          FEES AND EXPENSES OF THE FUND

The following tables describe the fees and expenses that a shareholder in the Fund will pay.

Shareholder Transaction Expenses
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases                       None
Maximum deferred sales charge (load)                                   None

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

Management Fees                                                       0.75%
Other Expenses                                                        2.03%
                                                                      -----
Total Annual Fund Operating Expenses                                  2.78%
Fee Reduction and/or Expense Reimbursement                           (1.28%)
                                                                     -------
Net Expenses                                                          1.50%
                                                                      =====

* The Adviser has contractually agreed to reduce its fees and/or pay expenses of the Fund for a period of at least 10 years and for an indefinite period thereafter to insure that Total Fund Operating Expenses will not exceed the net expense amount shown. The Adviser reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Fund if the Fund's expenses are less than the limit. The Trustees may terminate this expense reimbursement arrangement at any time.

Example

This example is intended to help you compare the costs of investing in the Fund to those of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, under the assumptions, your costs would be:

                           One Year......................$ 152
                           Three Years...................$ 473
                           Five Years....................$ 816
                           Ten Years....................$1,784


            INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks long term capital growth consistent with preservation of capital and balanced by current income. There can be, of course, no guarantee that the Fund will achieve its objective. This investment objective may be changed only by approval of the Fund's shareholders. You will be notified of any changes in the Fund's policies that are material and, if such changes are made, you should consider whether the Fund remains an appropriate investment for you.

As a balanced fund, the Fund invests 60% to 70% of its assets in equities selected primarily for their growth potential; in the case of the Fund, this component is likely to consist primarily of common stocks.

Stocks are selected based on earnings potential, low debt to total capitalization, strong cash flow, low price to earnings ratios, and the ability of management to enrich characteristics unique to its industry. Such characteristics include being the low cost producer in an industry, holding patents, or research and development efforts that have put a company ahead of its competition. Also important are undervalued assets and growth potential unrecognized by the investment community, which occurs in companies that are out of favor due to economic cycles, trade at a perceived discount to their peer group, or are otherwise undervalued based on the issuer's current operations. The Adviser looks for significant potential for future earnings growth and some catalyst for that growth, such as a new product, improving industry trends or economic conditions.

A stock will be considered for sale by the Fund when its price/earnings ratio substantially exceeds its growth rate, or when other factors indicate to the Adviser that its competitive advantage is lost. Sales will also be made when consecutive quarterly disappointments occur in which management does not meet the Adviser's goals in revenue, earnings or cash flow.

The Fund's income component - 30% to 40% of the Fund's assets - will consist of securities selected primarily for their income potential. Under normal market conditions, at least 25% of the Fund's assets will be invested in fixed income securities. Fixed income securities are securities that pay a specified rate of return and generally include bonds, notes and bills issued by the U.S. Government, its agencies and instrumentalities, corporate bonds, as well as preferred and convertible securities that pay fixed income. Dividend-paying common stocks also will be considered in pursuing income as part of the Fund's objective.

The Adviser makes its fixed income purchase decisions by analyzing interest coverage ratios, total liabilities, debt to equity ratios and earnings quality. These factors are continually reviewed, and if not met consistently, a fixed income holding will be considered for sale. It is expected that the fixed income portion of the Fund will have an average maturity of approximately seven years.

It is expected that approximately 90% of the fixed income securities held by the Fund will be rated at least "investment grade" by one or more nationally recognized statistical ratings organizations (each an "NRSRO"), such as Standard & Poor's Ratings Group and Moody's Investors Service, Inc. The Adviser may also purchase fixed income securities that are unrated but are believed by the Adviser to be comparable to investment grade. Up to 10% of the Fund's fixed-income component, however, may be invested in fixed income securities rated "BB" or lower or, if unrated, of comparable quality. Such lower rated securities, often referred to as "junk bonds", may be considered speculative. Under normal market conditions, the Fund does not expect portfolio turnover to exceed 40%. This means that the Adviser will not, under normal circumstances, purchase and sell securities held in the portfolio in order to realize short-term gains. It also means that the Fund is likely to have lower transaction costs.

Under normal market conditions, the Fund will stay fully invested in a balanced mix of equity and fixed income issues. The Fund may temporarily, however, depart from its balanced strategy by making short-term investments in cash equivalents in response to adverse market, economic, or political conditions. This may result in the Fund not achieving its investment objective.

                    PRINCIPAL RISKS OF INVESTING IN THE FUND

Market Risk. The value of a share of the Fund--its "net asset value" or "NAV"--depends on the market value of all of the Fund's investments. The principal risk of investing in the Fund is that the market value of securities held by the Fund will move up and down. These fluctuations, which can occur rapidly and unpredictably, may cause the Fund's investments to be worth less than the price originally paid, or less than it was worth at an earlier time; this in turn will affect the Fund's net asset value per share. Market risk may affect a single issue, industry, sector of the economy or the market as a whole.

Interest and Credit Risk of Fixed Income Securities. A fundamental risk to the income component of the Fund's investments is that the value of fixed income securities will fall if interest rates rise. Generally, the value of a fixed income portfolio will decrease when interest rates rise. Under these circumstances, the Fund's NAV may also decrease. Also, fixed income securities with longer maturities generally entail greater risk than those with shorter maturities. In addition to interest rate risk, changes in the creditworthiness of an issuer of fixed income securities and the market's perception of that issuer's ability to repay principal and interest when due can also affect the value of fixed income securities held by the Fund. The value of securities that are considered below investment grade, sometimes known as junk bonds, may be more volatile than the value of fixed income securities that carry ratings higher than "BB". For example, the market price of junk bonds may be more susceptible to real or perceived economic, interest rate or market changes, political changes or adverse developments specific to the issuer. It is not expected that the Fund will hold more than 10% of its assets in fixed income securities rated below investment grade.

                               INVESTMENT ADVISER

St. Denis J. Villere & Co. is the investment adviser to the Fund. The Adviser's address is 210 Baronne Street, Suite 808, New Orleans, LA 70112-7152. The Adviser was founded in 1911 and is controlled by its partners, Messrs. St. Denis
J. Villere, George G. Villere and George V. Young.

The  Adviser   provides   investment   advisory   services  to  individual   and
institutional clients and investment companies with assets under management of approximately $1 billion. The Adviser provides the Fund with advice on buying and selling securities. The Adviser also furnishes the Fund with office space and certain administrative services and provides most of the personnel needed by the Fund. For its services, the Fund pays the Adviser a monthly management fee based upon its average daily net assets. For the fiscal year ended August 31, 2001, the Adviser waived all advisory fees due from the Fund.

EXPENSE LIMITATION AGREEMENT

The Fund is responsible for its own operating expenses. The Adviser has contractually agreed to reduce its fees and/or pay expenses of the Fund for an indefinite period to insure that Total Fund Operating Expenses will not exceed 1.50% of average daily net assets annually. Any reduction in advisory fees or payment of expenses made by the Adviser are subject to reimbursement by the Fund if requested by the Adviser in subsequent fiscal years. Under the expense limitation agreement, the Adviser is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed by the Trustees, who may terminate the reimbursement arrangement at any time. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses.

PORTFOLIO MANAGER

Mr. George V. Young, a partner of the Adviser, is responsible for the management of the Fund's portfolio. Mr. Young graduated from the University of Virginia with a B.A. in English in 1980 and has managed investment advisory accounts for the Adviser since 1986. He is the nephew of George Villere and St. Denis Villere.

                             SHAREHOLDER INFORMATION

HOW TO BUY SHARES

You may open a Fund account with $2,000 and add to your account at any time with $500 or more. After you have opened a Fund account, you also may make automatic subsequent monthly investments with $100 or more through the Automatic Investment Plan. The minimum investment requirements may be waived from time to time by the Fund.

You may purchase shares of the Fund by check or wire. All purchases by check must be in U.S. dollars. Third party checks and cash will not be accepted. A charge may be imposed if your check does not clear. The Fund is not required to issue share certificates. The Fund reserves the right to reject any purchase in whole or in part.

BY CHECK

If you are making an initial investment in the Fund, simply complete the Account Application included with this Prospectus and mail or overnight deliver (such as FedEx) it with a check (made payable to "Villere Balanced Fund") to:

Regular Mail                            Overnight Delivery
Villere Balanced Fund                   Villere Balanced Fund
c/o U.S. Bancorp Fund Services, LLC     c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701                            615 E. Michigan Street, Third Floor
Milwaukee, WI 53201-0701                Milwaukee, WI  53202

NOTE: The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.

If you are making a subsequent purchase, a stub is attached to the account statement you will receive after each transaction. Detach the stub from the statement and mail it together with a check made payable to "Villere Balanced Fund" to the Fund in the envelope provided with your statement or to the address noted above. Your account number should be written on the check.

BY WIRE

If you are making an initial investment in the Fund, before you wire funds, the Transfer Agent must have a completed Account Application. You can mail or overnight deliver your Account Application to the Transfer Agent at the above address. Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you. Once you have an established account, you may instruct your bank to send the wire. Your bank must include both the name of the Fund you are purchasing and your name so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:

                                    U.S. Bank, National Association
                                    425 Walnut Street
                                    Cincinnati, OH, 45202
                                    ABA #042000013
                                    Credit: U.S. Bancorp Fund Services, LLC
                                    A/C #112-952-137
                                    FFC:  Name of Fund
                                          Shareholder Registration
                                          Shareholder Account Number (if known)

If you are making a subsequent purchase, your bank should wire funds as indicated above. It is essential that your bank include complete information about your account in all wire instructions. If you have questions about how to invest by wire, you may call the Transfer Agent at (866) 209-1129. Your bank may charge you a fee for sending a wire to the Fund.

You may buy and sell shares of the Fund through certain brokers (and their agents) that have made arrangements with the Fund to sell its shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Fund's Transfer Agent, and you will pay or receive the next price calculated by the Fund. The broker (or agent) holds your shares in an omnibus account in the broker's (or agent's) name, and the broker (or agent) maintains your individual ownership records. The Adviser may pay the broker (or its agent) for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund's prospectus.

AUTOMATIC INVESTMENT PLAN

For your convenience, the Fund offers an Automatic Investment Plan. Under this Plan, after your initial investment, you authorize the Fund to withdraw from your personal checking account each month an amount that you wish to invest, which must be at least $100. If you wish to enroll in this Plan, complete the appropriate section in the Account Application. The Fund may terminate or modify this privilege at any time. You may terminate your participation in the Plan at any time by notifying the Transfer Agent in writing.

RETIREMENT PLANS

The Fund offers Individual Retirement Account ("IRA") plans. You may obtain information about opening an IRA account by calling (866) 209-1129. If you wish to open a Keogh, Section 403(b) or other retirement plan, please contact your securities dealer.

HOW TO SELL SHARES

You may sell (redeem) your Fund shares on any day the Fund and the New York Stock Exchange ("NYSE") are open for business either directly to the Fund or through your investment representative.

You may redeem your shares by simply sending a written request to the Transfer Agent. You should give your account number and state whether you want all or some of your shares redeemed. The letter should be signed by all of the shareholders whose names appear on the account registration. Certain redemptions require a signature guarantee. Call the Transfer Agent for details. You should send your redemption request to:

Regular Mail                            Overnight Delivery
Villere Balanced Fund                   Villere Balanced Fund
c/o U.S. Bancorp Fund Services, LLC     c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701                            615 E. Michigan Street, Third Floor
Milwaukee, WI 53201-0701                Milwaukee, WI  53202

If you complete the Redemption by Telephone portion of the Account Application, you may redeem all or some of your shares by calling the Transfer Agent at (866) 209-1129 before the close of trading on the NYSE. This is normally 4:00 p.m., Eastern time. Redemption proceeds will be processed on the next business day and mailed to the address that appears on the Transfer Agent's records. If you request, redemption proceeds will be wired on the next business day to the bank account you designated on the Account Application. The minimum amount that may be wired is $1,000. Wire charges, if any, will be deducted from your redemption proceeds. Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 30 days before the redemption request. If you have a retirement account, you may not redeem shares by telephone.

When you establish telephone privileges, you are authorizing the Fund and its Transfer Agent to act upon the telephone instructions of the person or persons you have designated on your Account Application. Redemption proceeds will be transferred to the bank account you have designated on your Account Application. Before acting upon an instruction received by telephone, the Fund and the Transfer Agent will use procedures to confirm that the telephone instructions are genuine. These procedures may include recording the telephone call and asking the caller for a form of personal identification. If the Fund and the Transfer Agent follow these procedures, they will not be liable for any loss, expense, or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. The Fund may change, modify or terminate these privileges at any time upon at least 60 days' notice to shareholders.

You may request telephone redemption privileges after your account is opened by calling the Transfer Agent at (866) 209-1129 for instructions. You may have difficulties in making a telephone redemption during periods of abnormal market activity. If this occurs, you may make your redemption request in writing.

Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in proper form. If you made your initial investment by wire, payment of your redemption proceeds for those shares will not be made until one business day after your completed Account Application is received by the Fund. If you did not purchase your shares with a certified check or wire, the Fund may delay payment of your redemption proceeds for up to 15 days from date of purchase or until your check has cleared, whichever occurs first.

The Fund may redeem the shares in your account if the value of your account is less than $500 as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 30 days in which to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action.

The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Fund would do so except in unusual circumstances. If you receive a distribution in kind, you could incur brokerage or other charges when converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.

SYSTEMATIC WITHDRAWAL PROGRAM

As another convenience, you may redeem your Fund shares through the Systematic Withdrawal Program. If you elect this method of redemption, the Fund will send you a check in a minimum amount of $100. You may choose to receive a check each month or calendar quarter. Your Fund account must have a value of at least $10,000 in order to participate in this Program. This Program may be terminated at any time by the Fund. You may also elect to terminate your participation in this Program at any time by writing to the Transfer Agent.

A withdrawal under the Program involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

                             PRICING OF FUND SHARES

The price of the Fund's shares is based on the Fund's net asset value. This is calculated by dividing the Fund's assets, minus its liabilities, by the number of shares outstanding. The Fund's assets are the market value of securities held in its portfolio, plus any cash and other assets.

The Fund's liabilities are fees and expenses owed by the Fund. The number of Fund shares outstanding is the amount of shares which have been issued to shareholders. The price you will pay to buy Fund shares or the amount you will receive when you sell your Fund shares is based on the net asset value next calculated after your order is received by the Transfer Agent with complete information and meeting all the requirements discussed in this Prospectus.

The net asset value of the Fund's shares is determined as of the close of the regular daily trading session on the NYSE. This is normally 4:00 p.m., Eastern time. Fund shares will not be priced on days that the NYSE is closed for trading (including certain U.S. holidays).

                           DIVIDENDS AND DISTRIBUTIONS

The Fund will make distributions of dividends and capital gains, if any, at least annually, typically in December. The Fund will make another distribution of any additional undistributed capital gains earned during the 12-month period ended October 31 on or about December 31. All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) receive all distributions in cash. If you wish to change your distribution option, write to the Transfer Agent in advance of the payment date of the distribution.

                                TAX CONSEQUENCES

The Fund intends to make distributions of dividends and capital gains. Dividends are taxable to you as ordinary income. The rate you pay on capital gain distributions will depend on how long the Fund held the securities that generated the gains, not on how long you owned your Fund shares. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

By law, the Fund must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so.

If you sell your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.


                              FINANCIAL HIGHLIGHTS


This table shows the Fund's financial performance for the period shown. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Fund would have increased or decreased during the periods shown, assuming you had reinvested all dividends and distributions. For the fiscal years ended August 31, this information has been audited by Tait, Weller & Baker, independent accountants. Their report and the Fund's most recent financial statements are included in the Fund's Semi-Annual Report dated February 28, 2002, which is available upon request.


For a capital share outstanding throughout the period

                                          Six Months Ended        Year        September 30, 1999*
                                          February 28, 2002       Ended             through
                                             (Unaudited)     August 31, 2001    August 31, 2000
---------------------------------------- ------------------ ---------------- --------------------

Net asset value, beginning of period            $11.99            $12.94           $10.00
                                                ------            ------           ------
Income from investment operations:
     Net investment income                        0.01              0.13             0.13
     Net realized and unrealized gain
         (loss) on investments                   (0.51)            (0.48)            3.28
                                                 ------            ------            ----
Total from investment operations                 (0.50)            (0.35)            3.41
                                                 ------            ------            ----

Less distributions:
     From net investment income                  (0.09)            (0.15)           (0.04)
     From net realized gain                       ---              (0.45)           (0.43)
                                               ------              ------           ------
Total distributions                              (0.09)            (0.60)           (0.47)
                                                 ------            ------           ------

Net asset value, end of period                  $11.40            $11.99           $12.94
                                                ======            ======           ======

Total return                                     (4.13%)#          (2.50%)          34.70%#
Ratios/supplemental data:
Net assets, end of period (millions)            $ 7.8             $ 7.5            $ 4.3
Ratio of expenses to average net assets:
     Before fees waived and expenses
         absorbed                                 2.39%+            2.78%            4.95%+
     After fees waived and expenses
         absorbed                                 1.50%+            1.50%            1.50%+
Ratio of net investment income to
     average net assets:
     Before fees waived and expenses
         absorbed                                (0.21%)+          (0.03%)          (1.99%)+
     After fees waived and expenses
         absorbed                                 0.68%+            1.25%            1.46%+

Portfolio turnover rate                           7.40%#           32.45%           18.35%#

* Commencement of operations.
+ Annualized.
# Not annualized.


                                 PRIVACY NOTICE

The Villere Balanced Fund and its Adviser collect non-public information about you from the following sources:

o    Information we receive about you on applications or other forms;
o    Information you give us orally; and
o    Information about your transactions with us or others.


We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.



                              VILLERE BALANCED FUND
           a series of Professionally Managed Portfolios (the "Trust")
                                 www.villere.com

For investors who want more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT  OF  ADDITIONAL  INFORMATION  (SAI):  The SAI provides  more  detailed
information   about  the  Fund  and  is  incorporated  by  reference  into  this
Prospectus.

You can discuss your questions about the Fund by contacting the Fund at 877-VILLERE (877-845-5373). You can get free copies of reports and the SAI, request other information and discuss your questions about the Fund by calling
(866) 209-1129 or writing to the Fund at:


                              Villere Balanced Fund
                       c/o U.S. Bancorp Fund Services, LLC
                                  P.O. Box 701
                            Milwaukee, WI 53201-0701

You can review and copy information including the Fund's reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about the Fund are also available:


o Free of charge from the Commission's EDGAR database on the Commission's Internet website at http://www.sec.gov., or
o For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102, or
o For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.


                                         (The Trust's SEC Investment Company Act
                                                       file number is 811-05037)